UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): February 19, 2026

Golden Matrix Group, Inc.
(Exact name of registrant as specified in its charter)

Nevada	001-41326	46-1814729
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(IRS Employer Identification No.)

3651 Lindell Road, Suite D131

Las Vegas, NV 89103

(Address of principal executive offices)(zip code)

Registrant’s telephone number, including area code: (702) 318-7548

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.00001 Par Value Per Share	GMGI	The NASDAQ Stock Market LLC (The NASDAQ Capital Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously disclosed in the Current Report on Form 8-K filed by Golden Matrix Group, Inc. (the “Company”, “we” and “us”), with the Securities and Exchange Commission (the “SEC”) on December 2, 2025 (the “December 2025 Form 8-K”), on November 25, 2025, the Company appointed Mr. William Scott, the Executive Chairman of the Board of Directors of the Company, as Interim Chief Executive Officer and Principal Executive Officer of the Company to take effect on December 12, 2025.

On, and effective on, February 19, 2026, the Board of Directors of the Company appointed Mr. Scott as President of the Company, and appointed Mr. Rich Christensen, the Chief Financial Officer of the Company, as Treasurer of the Company. Mr. Scott will also continue to serve as Executive Chairman of the Company.

Mr. Scott’s and Mr. Christensen’s business experience and age, are included in the Company’s Definitive Proxy Statement on Schedule 14A, filed with the Securities and Exchange Commission on September 23, 2025 (the “Proxy Statement”), under “Board of Directors—Director Nominees” and “Information About Our Executive Officers”, respectively, and are incorporated by reference herein.

Mr. Scott and Mr. Christensen are not a party to any material plan, contract or arrangement (whether or not written) with the Company, nor are there any arrangements or understandings between Mr. Scott and/or Mr. Christensen, and any other person pursuant to which Mr. Scott or Mr. Christensen was selected to serve as a director or officer of the Company, except for (a) an indemnification agreement entered into between Mr. Scott and Mr. Christensen and the Company in the Company’s customary form (discussed an described in greater detail in the Proxy Statement under “Certain Relationship and Related Transactions—Indemnification Agreements”), and (b) the Amended and Restated Nominating and Voting Agreement dated January 29, 2025, by and between the Company, Aleksandar Milovanović, Zoran Milosevic and Snežana Božović (collectively, the “MeridianBet Sellers”)(discussed and described in the Proxy Statement under “Voting Rights and Principal Stockholders—Nominating and Voting Agreement”, which description is incorporated by reference herein), and the designation of the Company’s Series C Preferred Stock (discussed and described in the Proxy Statement under “Voting Rights and Principal Stockholders—Series C Preferred Stock”, which description is incorporated by reference herein), pursuant to which Mr. Scott was appointed to the Board of Directors as a Series C Preferred Stock nominee by the MeridianBet Sellers.

Mr. Scott is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as discussed above. Mr. Christensen is not a participant in any related party transaction required to be reported pursuant to Item 404(a) of Regulation S-K, except as discussed above, and except in connection with his employment agreement with the Company, discussed in greater detail in the Proxy Statement under “Executive Compensation—Employment and Consulting Agreements—Employment Agreement with Rich Christensen”.

There are no family relationships between any director or executive officer of the Company, including Mr. Scott or Mr. Christensen.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

GOLDEN MATRIX GROUP, INC.

Date: February 24, 2026	By:	/s/ Rich Christensen
Rich Christensen
Chief Financial Officer

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